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                                                                     EXHIBIT 8.1
                               UTi WORLDWIDE INC.
                             LISTING OF SUBSIDIARIES

Details of the consolidated subsidiaries, using their current names, at January 31, 2002 are as follows:

                                                                           Country of incorporation    % share holding
                                                                           ------------------------    ---------------
   Union-Transport (Argentina) SA......................................            Argentina                 100
   UTi (Aust) Pty Limited..............................................            Australia                 100
   UTi Belgium NV .....................................................             Belgium                  100
   Union-Transport Botswana Limited....................................            Botswana                  100
   UTi do Brasil Limitada.............................................              Brazil                   100
   Corrib Limited.....................................................      British Virgin Islands           100
   Goddard Company Limited............................................      British Virgin Islands           100
   Kasteel II Limited.................................................      British Virgin Islands           100
   Karibe Investments Limited.........................................      British Virgin Islands           100
   Taipan Services Limited............................................      British Virgin Islands           100
   Thomas International Freight Auditors Limited......................      British Virgin Islands           100
   Transnacala Africa Express ........................................      British Virgin Islands           100
   Transtec Ocean Express Holdings Inc................................      British Virgin Islands           100
   Union-Transport Africa Limited.....................................      British Virgin Islands           100
   Union-Transport Africa Services Limited............................      British Virgin Islands           100
   UTi Asia Pacific Limited...........................................      British Virgin Islands           100
   UTi International Inc..............................................      British Virgin Islands           100
   UTi Networks Inc...................................................      British Virgin Islands           100
   UTi Projects Limited...............................................      British Virgin Islands           100
   UTi Burundi S.A.R.L................................................              Burundi                  100
   UTi, Canada, Inc...................................................              Canada                   100
   Commerce Customs Brokers and Freight Forwarders Limited............              Canada                   100
   W.J. Bondy Customs Brokers Limited.................................              Canada                   100
   CCB Ventures Limited...............................................              Canada                   100
   Commerce International Freight Forwarders Limited..................              Canada                   100
   W. Wingate & Johnston Ltd..........................................              Canada                   100
   Ambassador Brokerage Limited.......................................              Canada                    60
   BDP Commerce Global Logistics Inc..................................              Canada                    50
   Union-Transport Chile S.A..........................................               Chile                   100
   UTi Colcarga Transporte Internacional Limitada.....................             Colombia                  100
   UTi (CZ) s.r.o.....................................................          Czech Republic               100
   Union-Transport Egypt Limited......................................               Egypt                    55
   UTi France S.A.R.L.................................................              France                   100
   UTi Deutschland GmbH...............................................              Germany                  100
   Southern Overseas Deutschland GmbH.................................              Germany                  100
   UTi Administration Limited.........................................             Guernsey                  100
   Air & Sea Union Holdings Limited...................................             Hong Kong                 100
   Hatro Hanse Transport Limited......................................             Hong Kong                 100
   Jet Speed Sea Freight Limited......................................             Hong Kong                 100
   International Liner Agencies (H.K.) Limited........................             Hong Kong                 100
   Scan-Cargo Transport Limited.......................................             Hong Kong                 100
   Union-Transport (H.K.) Limited.....................................             Hong Kong                 100
   UTi (H.K.) Limited ................................................             Hong Kong                 100
   Transtec Ocean Express (H.K.) .....................................             Hong Kong                 100
   UT Worldwide (India) (Pvt) Limited.................................               India                   100
   UTi Ireland Limited................................................              Ireland                  100
   UTi Eilat Overseas Ltd. ...........................................              Israel                    51
   UTi Italy SrL......................................................               Italy                   100
   UTi Japan K.K......................................................               Japan                   100
   UTK (Kenya) Limited................................................               Kenya                   100
   UTi Korea Co Limited...............................................               Korea                   100
   Pyramid Freight (Proprietary) Limited..............................           Liechtenstein               100
   UTi Logistics (Proprietary) Limited................................           Liechtenstein               100
   Transacala (Malawi) Limited........................................              Malawi                   100

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
                                                                           Country of incorporation    % share holding
                                                                           ------------------------    ---------------
   Union-Transport Properties (Malawi) Limited........................              Malawi                   100
   Union-Transport (Malawi) Limited...................................              Malawi                   100
   Union-Transport (Mauritius) Limited................................             Mauritius                 100
   UTi Worldwide (M) Sdn Bhd..........................................             Malaysia                  100
   Union Air Transport De Mexico SA De CV.............................              Mexico                   100
   Union-Transport (Mozambique) Limited................................           Mozambique                 100
   Pyramid Freight (Proprietary) Limited...............................             Namibia                  100
   African Investments BV..............................................           Netherlands                100
   Gerlach Art Packers and Shippers BV.................................           Netherlands                100
   TOX Holdings BV.....................................................           Netherlands                100
   UTi Nederland BV....................................................           Netherlands                100
   UTi (Netherlands) Holdings BV.......................................           Netherlands                100
   Active Airline Representatives BV...................................           Netherlands                100
   African Investment Holdings NV......................................      Netherlands Antilles            100
   TOX Holdings NV.....................................................      Netherlands Antilles            100
   Union Air Transport (N.A.) Holdings NV..............................      Netherlands Antilles            100
   Union Air Transport (N.A.) NV.......................................      Netherlands Antilles            100
   UTi New Zealand Limited.............................................           New Zealand                100
   Union-Transport Corp. Peru S.A......................................              Peru                    100
   UTi (Global Logistics) Inc..........................................           Philippines                100
   GSLI-Grupo De Servicos Logisticos Integrados LDA....................            Portugal                  100
   UTi Rwanda Sarl.....................................................             Rwanda                   100
   UTi Worldwide (Singapore) Pte Ltd...................................            Singapore                 100
   Co-ordinated Investment Holdings (Pty) Ltd..........................          South Africa                 50
   Co-ordinated Materials Handling (Pty) Ltd...........................          South Africa                 50
   Granat Property Investments (Pty) Limited...........................          South Africa                100
   e-Deliveries (Pty) Limited..........................................          South Africa                100
   Deldevco Properties (Pty) Limited...................................          South Africa                100
   Marine Link (Pty) Limited...........................................          South Africa                100
   Portion 118 Rietfonetin (Pty) Ltd...................................          South Africa                100
   Speedwheel Deliveries (Pty) Limited.................................          South Africa                100
   Plataforma Logistica De Alovera, S.L................................              Spain                   100
   Servicios Logisticos Integrados SLI, S.A. ..........................              Spain                   100
   SLI Internalizacion De Servicios, S.L...............................              Spain                   100
   SLI Mantenimiento Integral, S.L.....................................              Spain                   100
   Techicos Asesores De Seguros Brokers Correduna De Seguros, S.A......              Spain                   100
   Union De Servicios Logisticos Integrados, S.A.......................              Spain                   100
   Value 4 Logistics, S.L..............................................              Spain                   100
   Wear Link, S.I......................................................              Spain                   100
   UTi Pership (Pvt) Limited...........................................            Sri Lanka                  51
   UTi Logistics AB....................................................             Sweden                   100
   UTi (Taiwan) Limited................................................             Taiwan                   100
   UTi Air (Taiwan) Limited............................................             Taiwan                    61
   UTi Worldwide Co., Limited..........................................            Thailand                  100
   UTi Tasimacilik Limited.............................................             Turkey                    60
   Transtec International Freight Services Limited.....................         United Kingdom               100
   Transtec Ocean Express Limited......................................         United Kingdom               100
   UTi Worldwide (UK) Limited..........................................         United Kingdom               100
   Union Ocean Transport Limited.......................................         United Kingdom               100
   UTi (UK) Holdings Limited...........................................         United Kingdom               100
   Union-Transport (Scotland) Limited..................................         United Kingdom               100
   WTC Ocean Freight (UK) Limited......................................         United Kingdom               100
   WTC Transtec Freight Limited........................................         United Kingdom               100
   SLI Tacisa, Inc. ...................................................    United States of America          100
   Union-Transport Brokerage Corp......................................    United States of America          100
   Union-Transport Logistics Inc.......................................    United States of America          100
   UTi, United States, Inc.............................................    United States of America          100
   Union-Transport (US) Holdings Inc...................................    United States of America          100
   UTi Services Inc....................................................    United States of America          100
   Vanguard Cargo Systems Inc..........................................    United States of America          100

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
                                                                           Country of incorporation    % share holding
                                                                           ------------------------    ---------------
   UTi Uruguay SA......................................................             Uruguay                  100
   UTi (Zambia) Limited................................................             Zambia                   100
   Transtec Freight (Zimbabwe) (Pvt) Limited...........................            Zimbabwe                  100


Co-ordinated Investment Holdings (Pty) Limited and Co-ordinated Materials Handling (Pty) Ltd., in which the Company holds 50% investments, have been consolidated as the Company has the power to govern the financial and operating policies of these companies.

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